Exhibit 10.7

English Translation

Execution Copy

Dated: October 21, 2009

King Reach Limited

(“King Reach”)

And

Great Faith Group Limited

(“Great Faith”)

And

Allstrong Investments Limited

(collectively, the “Pledgors”)

And

VODone Limited.

(the “Pledgee”)

Supplementary Agreement to Equity Pledge Agreement

in respect of

Dragon Joyce Limited

Jones Day

29th Floor, Edinburgh Tower, The Landmark, 15 Queen’s Road, Central

Hong Kong, China

Tel: +852-2526-6895

Fax: +852-2868-5871

Ref. No.: 642646-610001

Certified True Copy

/s/ Lau Yik Chi
LAU YIK CHI
Solicitor, Hong Kong SAR

Jones Day
5 NOV 2009

THIS SUPPLEMENTARY AGREEMENT is made as of October 21, 2009, by and among the parties as follows:

(1)         King Reach Limited, a company duly incorporated and validly existing in the British Virgin Islands, with its registered office at P.O. Box 933, 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands (“King Reach”);

(2)         Great Faith Group Limited, a company duly incorporated and validly existing in British Virgin Islands, with its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“Great Faith”);

(3)         Allstrong Investments Limited, a company duly incorporated and validly existing in the British Virgin Islands, with its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“Allstrong”);

(Collectively, King Reach, Great Faith and Allstrong are hereinafter referred to as the “Pledgors”);

(4)         VODone Limited., a limited company incorporated in Bermuda and listed on Hong Kong Stock Exchange (“HKEx”) (Stock Code: 00082), with principal business address at Room 3006, 30th Floor, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong (hereinafter referred to as the “Pledgee”);

(5)         Dragon Joyce Limited, a limited liability company incorporated under the laws of the British Virgin Islands, with its registered office at P.O. Box 933, 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands (the “Company”).

(For the purpose of this Agreement, the above parties may individually referred to as a “Party”, or collectively referred to as the “Parties”)

WHEREAS,

(A)       The Pledgors, Pledgee and the Company signed Equity Pledge Agreement (the “Agreement”) on October 9, 2009, whereby the Pledgors would pledge its shares in the Company to the Pledgee.

(B)       The Pledgors, Pledgee and the Company agreed to sign this Supplementary Agreement to amend the following provisions and relevant parts. The terms used herein (including the recital) has the same meaning as those as defined in the Agreement.

The Parties hereto hereby agree that:

2. Article 2.1 of the Agreement shall be replaced by following

Pledge: The Pledgors hereby pledges its shares (including all rights, interests and benefits) to the Pledgee, as the security for the Secured Debt. The Pledgors agrees to sign the documents contained in Annex 2 when signing this Agreement, submit the same to the Pledgee for custody together with the stocks of Pledged Shares and original corporate statutory records of the Company, and change the contact recognized by the Pledgee as the Company’s registered agent.

3. Article 5.1.4.5 shall be inserted into the Agreement

Except that the new director as appointed by the Pledgors signed the Resignation Letter in the form as given in Article 6 of the Supplementary Agreement at the time of such appointment, the Pledgors may not appoint such person as the Company’s director and/or the Company cannot accept the appointment of such person as the Company’s director.

4. Change of Registered Addresses of Dragon Joyce and King Reach in the Agreement

The registered addresses of Dragon Joyce and King Reach shall be changed into P.O. Box 933, 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands.

5. The following document shall be added into Annex 2

To: The Board of Directors

Dear Sirs,

Re: Resignation of Director

I, the undersigned, do hereby resign from the directorship of Dragon Joyce Limited. The resignation is effective from                                           .

6. Exhibit 3 of Annex 3 hereto is added with

The Resignation Letter in the form given in Article 5 of Supplementary Agreement shall be added into Exhibit A to Annex 3.

7. Effectiveness

Except for the parts subject to amendment, the remaining of the Agreement shall continue to be effective.

8. Severability

The Supplementary Agreement shall constitute an integral part of the Agreement.

IN WITNESS WHEREOF, the Parties hereto have signed this Supplementary Agreement as of the date fist above written.

This is the signature page. No text.

Pledgors

For and on behalf of King Reach Limited
[affixed with company chop]		[affixed with common seal]

/s/ Chang Tat Joel
Authorized Signature(s)

Witness:	/s/ Chu Hei
(affix company seal)

For and on behalf of Great Faith Group Limited
[affixed with company chop]		[affixed with common seal]

/s/ Chang Tat Joel
Authorized Signature(s)

Witness:	/s/ Chu Hei
(affix company seal)

For and on behalf of Allstrong Investments Limited
[affixed with company chop]		[affixed with common seal]

/s/ Chang Tat Joel
Authorized Signature(s)

Witness:	/s/ Chu Hei
(affix company seal)

The Company

For and on behalf of Dragon Joyce Limited
[affixed with company chop]		[affixed with common seal]

/s/ Chang Tat Joel
Authorized Signature(s)

Witness:	/s/ Chu Hei
(affix company seal)

Pledgee

For and on behalf of VODone Limited
[affixed with company chop]		[affixed with common seal]

/s/ Sin Hendrick
Authorized Signature(s)

Witness:	/s/ Lau Yik Chi, Solicitor, Hong Kong SAR, Jones Day [affixed with chop]
(affix company seal)